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                                                                    EXHIBIT 10.2


                       AMENDMENT 1 TO SEVERANCE AGREEMENT

         This Amendment 1 to Severance Agreement ("Amendment 1") is made and entered into effective November 11, 1998, by and between BAKER HUGHES INCORPORATED, A Delaware corporation (the "Company") and __________________ (the "Executive").

         WHEREAS, the Company and the Executive desire to make certain changes to that certain Severance Agreement dated as of July 23, 1997, by and between the Company and the Executive (the "Severance Agreement"), to conform the Severance Agreement with the form executed by other executives of the Company and to take into account the recent Change in Control (as defined in the Severance Agreement) involving Western Atlas Inc.;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Company and the Executive hereby agree as follows:

1. Term. The following shall be added to the end of Paragraph 2 of the Severance Agreement:

         "; and further provided, however, that solely with respect to any rights or claims of the Executive in connection with the Change in Control brought about by the merger with Western Atlas Inc. which occurred on August 10, 1998, the Term shall be deemed to expire on September 1, 2000, but for all other purposes and other events of Change in Control which may occur subsequent to August 10, 1998, this proviso shall have no force or effect."

2. 13th Month Good Reason Waiver. The following language which appears in lines 3, 4, and 5 of Section 6.1(ii) of the Severance Agreement is hereby deleted:

         "or (ii) the Executive voluntarily terminates his employment for any reason during the one-month period commencing on the first anniversary of the Change in Control,"

         All capitalized terms in this Amendment 1 shall have the definition ascribed to those terms in the Severance Agreement. The Severance Agreement continues in full force and effect, except as amended hereby. This Amendment 1 may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         EXECUTED effective the day and year first written above.


                                             Company:
                                             BAKER HUGHES INCORPORATED

                                             By:
                                                --------------------------------
                                             John F. Maher
                                             Chairman-Compensation Committee
                                             of the Board of Directors

                                             Executive:

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